UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 10, 2007

Homassist Corporation
(Exact name of registrant as specified in its charter)

Nevada	33-124405	98-0434357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107-1520 McCallum Rd, Suite #29, Abbotsford, British Columbia, Canada V2S 8B2
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (604) 313-5410

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03    Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On January 10, 2007, the directors of Homassist Corporation unanimously approved an amendment to Section 1.5 of the bylaws of Homassist Corporation to provide for action by written consent of a majority of the shareholders.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment to Bylaws of Homassist Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMASSIST CORPORATION (Registrant)

Date: January 17, 2007	By:	/s/ Ernest Cheung
Ernest Cheung, Secretary

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